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                                                                   EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-17657) pertaining to the Employee Stock Purchase Plan of Biosite Diagnostics Incorporated of our report dated February 6, 1998, with respect to the financial statements of Biosite Diagnostics, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1997.




                                                 ERNST & YOUNG LLP

San Diego, California
March 25, 1998